                                                                              EXECUTION COPY

                               RESIDENTIAL FUNDING CORPORATION,

                                       Master Servicer,

                              VARIOUS DELAWARE STATUTORY TRUSTS,

                                           Issuers

                                             and

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

                                      Indenture Trustee

                                    MASTER AMENDMENT NO. 1

                                              TO

                                     SERVICING AGREEMENTS

                                  Dated as of August 1, 2006

        THIS MASTER  AMENDMENT NO. 1 TO SERVICING  AGREEMENTS dated as of August 1, 2006 (this
"Amendment"),  is among  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation,  in its capacity as master  servicer (the "Master  Servicer"),  the Delaware  statutory  trusts listed under the heading  "Issuers"  in the table on Exhibit A hereto (the  "Issuers")  and  JPMORGAN
CHASE BANK,  NATIONAL  ASSOCIATION,  in its capacity as indenture trustee for the Issuers (the
"Indenture Trustee"),  and pursuant to the letter agreements attached as Exhibit B hereto, has
been  agreed  to  and   acknowledged  by  FINANCIAL   GUARANTY   INSURANCE   COMPANY,   a  New
York-domiciled stock insurance corporation ("FGIC"),  MBIA INSURANCE  CORPORATION,  a New York
corporation  ("MBIA") and AMBAC  ASSURANCE  CORPORATION a New York  corporation  ("AMBAC," and together with FGIC and MBIA, the "Enhancers").

                                          WITNESSETH

        WHEREAS,  the Master  Servicer  and the  Indenture  Trustee  have  entered a servicing agreement  (collectively,  the "Existing  Agreements")  with each of the Issuers,  pursuant to which the Master Servicer agreed to master service mortgage loans owned by the Issuers;

        WHEREAS,  the Master Servicer  desires to convert into  Residential  Funding  Company,
LLC, a Delaware limited  liability company (the  "Conversion") and the Existing  Agreements do not expressly allow for the Conversion;

        WHEREAS,  the Master  Servicer  desires to amend each of the  Existing  Agreements  to expressly allow for the Conversion;.

        WHEREAS,  Section 8.01 of each Existing  Agreement  provides that the effectiveness of this  Amendment is conditioned  upon (a) consents being obtained from the applicable  Enhancer and  the  Indenture  Trustee  and (b)  the  Indenture  Trustee  and  the  applicable  Enhancer receiving the no-downgrade letters attached hereto as Exhibit C;

        NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.     Amendments.

(a)     Section 6.02 of each Existing Agreement is hereby amended by inserting the following paragraph after the final paragraph of Section 6.02 of such Existing Agreement:

                      Notwithstanding  anything to the contrary set forth  herein,  any
        Person (as  defined  below)  into which the  Master  Servicer  may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or  consolidation to which the Master Servicer shall be a party,  or any Person  succeeding  to the  business  of the Master  Servicer, shall  be  the  successor  of  the  Master  Servicer,  hereunder,  without  the execution  or filing of any paper or any  further act on the part of any of the
        parties  hereto.  "Person"  shall  mean  any  legal  individual,   corporation,
        partnership,   joint  venture,   association,   joint-stock  company,   limited
        liability  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

SECTION 2.     Effect of Amendment.

        Upon execution of this Amendment,  the Existing  Agreements shall be, and be deemed to be,  modified and amended in  accordance  herewith  and the  respective  rights,  limitations, obligations,  duties,  liabilities  and immunities of the parties  thereto shall  hereafter be determined,  exercised  and  enforced  subject  in all  respects  to  such  modifications  and amendments,  and all the terms and conditions of this Amendment  shall be deemed to be part of the  terms  and  conditions  of the  Existing  Agreements  (as  applicable)  for  any  and all purposes.  In addition,  the relevant  provisions  of the  Existing  Agreements  shall be, and deemed  to be,  modified  and  amended  to  reflect  the  change in the name and form of legal organization  of the  Master  Servicer  as noted  above.  Except  as  modified  and  expressly amended  by  this  Amendment,  the  Existing  Agreements  are in  all  respects  ratified  and confirmed,  and all the terms,  provisions and conditions  thereof shall be and remain in full force and effect.

SECTION 3.     Binding Effect.

        The  provisions  of this  Amendment  shall be binding upon and inure to the benefit of the parties hereto, the Enhancers and each of their respective successors and assigns.

SECTION 4.     Governing Law.

        This Amendment  shall be governed by and construed in accordance  with the laws of the
State of New York and the obligations,  rights and remedies of the parties  hereunder shall be determined in accordance with such laws.

SECTION 5.     Severability of Provisions.

        If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Amendment shall be for any reason  whatsoever held invalid,  then such covenants,  agreements, provisions  or terms  shall be deemed  severable  from the  remaining  covenants,  agreements, provisions  or  terms  of  this  Amendment  and  shall  in  no  way  affect  the  validity  or enforceability of the other provisions of this Amendment.

SECTION 6.     Section Headings.

        The section  headings  herein are for  convenience  of reference  only,  and shall not limit or otherwise affect the meaning hereof.

SECTION 7.     Counterparts.

        This  Amendment  may be  executed in several  counterparts,  each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 8.     Third Party Beneficiaries.

        Each Enhancer shall be an intended third party  beneficiary of this Amendment,  to the extent that this  Amendment  relates to a Servicing  Agreement  to which such  Enhancer  has a consent right with respect to amendments thereto.

                                   [Signature Pages Follow]

        IN WITNESS WHEREOF, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

HOME EQUITY LOAN TRUST 2001-HS3                     RESIDENTIAL FUNDING CORPORATION
HOME EQUITY LOAN TRUST 2002-HS3
HOME EQUITY LOAN TRUST 2003-HS1
HOME EQUITY LOAN TRUST 2003-HS2
HOME EQUITY LOAN TRUST 2003-HS3                     By:_____________________________________
HOME EQUITY LOAN TRUST 2003-HS4                        Name:
HOME EQUITY LOAN TRUST 2004-HS1                        Title:
HOME EQUITY LOAN TRUST 2004-HS2
HOME EQUITY LOAN TRUST 2004-HS3
HOME EQUITY LOAN TRUST 2005-HS1                     JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
HOME EQUITY LOAN TRUST 2005-HS2                     as Indenture Trustee
HOME EQUITY LOAN TRUST 2005-HSA1
HOME EQUITY LOAN TRUST 2006-HSA2
HOME LOAN TRUST 1998-HI2
HOME LOAN TRUST 1998-HI4                            By:____________________________________
HOME LOAN TRUST 1999-HI1                                Name:
HOME LOAN TRUST 1999-HI4                                Title:
HOME LOAN TRUST 1999-HI6
HOME LOAN TRUST 1999-HI8
HOME LOAN TRUST 2000-HI1
HOME LOAN TRUST 2000-HI2
HOME LOAN TRUST 2000-HI3
HOME LOAN TRUST 2000-HI4
HOME LOAN TRUST 2000-HI5
HOME LOAN TRUST 2001-HI1
HOME LOAN TRUST 2001-HI2
HOME LOAN TRUST 2001-HI3
HOME LOAN TRUST 2001-HI4
HOME LOAN TRUST 2002-HI1
HOME LOAN TRUST 2002-HI2
HOME LOAN TRUST 2002-HI3
HOME LOAN TRUST 2002-HI4
HOME LOAN TRUST 2002-HI5
HOME LOAN TRUST 2003-HI1
HOME LOAN TRUST 2003-HI2
HOME LOAN TRUST 2003-HI3
HOME LOAN TRUST 2003-HI4
HOME LOAN TRUST 2004-HI2
HOME LOAN TRUST 2004-HI3
HOME LOAN TRUST 2005-HI1
HOME LOAN TRUST 2005-HI2
HOME LOAN TRUST 2005-HI3
HOME LOAN TRUST 2006-HI1
HOME LOAN TRUST 2006-HI2
RAMP SERIES 2000-HL1 TRUST

By:  WILMINGTON TRUST COMPANY, not in its
     individual capacity, but solely as owner
     trustee

By:___________________________________________
Name:
Title:

                                          EXHIBIT A

--------------------- ---------------------------------------------------------------
TRANSACTION NO.             ISSUERS
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
1.                          Home Equity Loan Trust 2001-HS3
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
2.                          Home Equity Loan Trust 2002-HS3
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
3.                          Home Equity Loan Trust 2003-HS1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
4.                          Home Equity Loan Trust 2003-HS2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
5.                          Home Equity Loan Trust 2003-HS3
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
6.                          Home Equity Loan Trust 2003-HS4
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
7.                          Home Equity Loan Trust 2004-HS1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
8.                          Home Equity Loan Trust 2004-HS2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
9.                          Home Equity Loan Trust 2004-HS3
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
10.                         Home Equity Loan Trust 2005-HS1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
11.                         Home Equity Loan Trust 2005-HS2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
12.                         Home Equity Loan Trust 2005-HSA1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
13.                         Home Equity Loan Trust 2006-HSA2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
14.                         Home Loan Trust 1998-HI2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
15.                         Home Loan Trust 1998-HI4
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
16.                         Home Loan Trust 1999-HI1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
17.                         Home Loan Trust 1999-HI4
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
18.                         Home Loan Trust 1999-HI6
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
19.                         Home Loan Trust 1999-HI8
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
20.                         Home Loan Trust 2000-HI1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
21.                         Home Loan Trust 2000-HI2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
22.                         Home Loan Trust 2000-HI3
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
23.                         Home Loan Trust 2000-HI4
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
24.                         Home Loan Trust 2000-HI5
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
25.                         Home Loan Trust 2001-HI1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
26.                         Home Loan Trust 2001-HI2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
27.                         Home Loan Trust 2001-HI3
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
28.                         Home Loan Trust 2001-HI4
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
29.                         Home Loan Trust 2002-HI1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
30.                         Home Loan Trust 2002-HI2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
31.                         Home Loan Trust 2002-HI3
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
32.                         Home Loan Trust 2002-HI4
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
33.                         Home Loan Trust 2002-HI5
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
34.                         Home Loan Trust 2003-HI1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
35.                         Home Loan Trust 2003-HI2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
36.                         Home Loan Trust 2003-HI3
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
37.                         Home Loan Trust 2003-HI4
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
38.                         Home Loan Trust 2004-HI2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
39.                         Home Loan Trust 2004-HI3
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
40.                         Home Loan Trust 2005-HI1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
41.                         Home Loan Trust 2005-HI2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
42.                         Home Loan Trust 2005-HI3
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
43.                         Home Loan Trust 2006-HI1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
44.                         Home Loan Trust 2006-HI2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
45.                         RAMP Series 2000-HL1 Trust
--------------------- ---------------------------------------------------------------

                                          EXHIBIT B

                                      ENHANCER CONSENTS

                                  [ON FILE WITH THE TRUSTEE]

                                          EXHIBIT C

                                     NO-DOWNGRADE LETTERS

                                  [ON FILE WITH THE TRUSTEE]